UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Abercrombie & Fitch Co. (the “Company”) held on June 3, 2026 by means of remote communication (the “Annual Meeting”), the Company’s stockholders considered and voted on the matters listed below, each of which is described in greater detail in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on April 20, 2026 (the “Proxy Statement”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1 – Elect the Nine Director Nominees Named in the Proxy Statement to Serve Until the 2027 Annual Meeting of Stockholders

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	37,742,958	559,242	23,938	3,024,501
Andrew Clarke	38,276,302	29,727	20,109	3,024,501
Susie Coulter	38,276,514	25,556	24,068	3,024,501
James A. Goldman	37,976,045	329,340	20,753	3,024,501
Fran Horowitz	38,281,561	24,673	19,904	3,024,501
Helen E. McCluskey	38,276,569	29,087	20,482	3,024,501
Arturo Nuñez	38,279,236	26,350	20,552	3,024,501
Kenneth B. Robinson	38,278,611	27,115	20,412	3,024,501
Nigel Travis	38,271,706	33,487	20,945	3,024,501

As a result of the vote disclosed above, each of the nine director nominees listed above was duly elected to serve for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders.

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for the Fiscal Year Ended January 31, 2026 (“Say on Pay”)

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,441,578	851,288	33,272	3,024,501

As a result of the vote disclosed above, the non-binding, advisory resolution to approve the Company’s named executive officer compensation for the fiscal year ended January 31, 2026, as reported in the Proxy Statement was duly approved by the stockholders of the Company.

Proposal 3 – Ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 30, 2027

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,593,508	1,740,606	16,525	—

As a result of the vote disclosed above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027 was duly ratified by the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date:	June 4, 2026	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Executive Vice President, Chief Legal Officer and Corporate Secretary